SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934

               Date of Report - June 15, 1999

               STERLING FINANCIAL CORPORATION
   (Exact name of registrant as specified in its charter)



    Pennsylvania               0-16276           23-2449551
State or other jurisdiction (Commission File   (IRS Employer
   of incorporation)            Number)      Identification No.)



                 101 North Pointe Boulevard
                  Lancaster, Pennsylvania
          (Address of principal executive offices)


                         17601-4133
                         (Zip Code)

Registrant's telephone number including area code: (717) 581-6030



                                  N/A
(Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          On June 15, 1999, Registrant effected the acquisition of Northeast Bancorp, Inc., as contemplated in the Agreement and Plan of Reorganization dated as of February 10, 1999, by and among the Registrant, Sterling Interim Acquisition Corporation, Northeast Bancorp, Inc. and The First National Bank of North East.
          A copy of the Agreement and its Exhibits constitute Annex A to the Registrant's Registration Statement No. 333-76821 on Form S-4 filed with the Securities and Exchange Commission on April 22, 1999, and as amended on May 12, 1999.

          We include a copy of the Press Release announcing consummation of the transaction as Exhibit 99 to this Current Report on Form 8-K.

          A summary of the transaction follows. We qualify the summary in its entirety by reference to the full text of the Agreement, incorporated by reference in this Current Report.

          General

          Pursuant to the Agreement and to Articles of Merger, filed with the Department of State of the State of Delaware, the parties effected the merger of Northeast Bancorp, Inc. with and into Sterling Interim Acquisition Corporation on June 15, 1999. Sterling Interim Acquisition Corporation survived the merger and changed its name to Northeast Bancorp, Inc.

               The Articles of Incorporation and Bylaws of Sterling Interim Acquisition Corporation as in effect immediately prior to the merger, became the Articles of Incorporation and Bylaws of the surviving corporation in the Merger, and

               The directors and officers of Sterling Interim Acquisition Corporation, immediately prior to the effective date of the merger, became the officers and directors of the surviving corporation.

          Exchange of Shares

          As consideration for the outstanding common stock of Northeast Bancorp, Inc., the Registrant exchanged each outstanding share of common stock of Northeast Bancorp, Inc. for 2 shares the Registrant's common stock, as provided in the Agreement. In lieu of issuing fractional shares, the Registrant will furnish any holder of common stock of Northeast Bancorp, Inc., who is entitled to a fractional share, with a check for the amount of cash equal to the fraction of the share represented by the certificate, as provided in the Agreement.

          At the effective time of the merger, all of the 338,812 shares of common stock that were issued and outstanding were converted into the right to receive approximately 677,624 shares of the Registrant's common stock.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

                 2 Agreement and Plan of Reorganization, dated February 10, 1999, by and among Sterling Financial Corporation, Sterling Financial Interim Acquisition Corporation, Northeast Bancorp, Inc. and The First National Bank of North East. (Incorporated by reference to Annex A to the Registrant's Registration Statement No. 333-76821 on Form S-4 filed with the Securities and Exchange Commission on April 22, 1999, and as amended on May 12, 1999.)

               99   Press Release of Registrant, dated June 15, 1999, re:
                    Registrant's Acquisition of Northeast Bancorp, Inc. and its wholly-owned subsidiary, The First National Bank of North East.

Item 8.    Change in Fiscal Year.

          Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STERLING FINANCIAL CORPORATION
                              (Registrant)


Dated:  June 29, 1999                   /s/ John E. Stefan

                              John E. Stefan,
                              President and Chief Executive Officer











                       EXHIBIT INDEX


                                                                Page Number
                                                                in Manually
Exhibit                                                       Signed Original

   2        Agreement and Plan of Reorganization, dated February
            10, 1999, by and among Sterling Financial Corporation, Sterling Financial Interim Acquisition Corporation, Northeast Bancorp, Inc. and The First National Bank of North East. (Incorporated by reference to Annex A to the Registrant's Registration Statement No. 333-76821 on
            Form S-4 filed with the Securities and Exchange Commission on April 22, 1999, and as amended on May 12, 1999.)

  99        Press Release of Registrant, dated February 10, 1998, re:    __
            Registrant's Acquisition of Northeast Bancorp, Inc. and its wholly-owned subsidiary, First National Bank of North
            East.


                        EXHIBIT 99

                       PRESS RELEASE

FOR IMMEDIATE RELEASE

                                     Contact: John E. Stefan
                                              (717) 581-6030


          STERLING FINANCIAL CORPORATION ACQUIRES
           THE FIRST NATIONAL BANK OF NORTH EAST

LANCASTER, PA., June 15 -- Sterling Financial Corporation (NASDAQ: SLFI) is pleased to announce the consummation of the acquisition of Northeast Bancorp, Inc., parent company of The First National Bank of North East, headquartered in North East, Cecil County, Maryland. Shareholders of Northeast Bancorp, Inc. will receive 2 shares of common stock of Sterling Financial Corporation for each share of Northeast Bancorp, Inc. common stock held as of record on May 12, 1999. A total of approximately 677,624 shares of common stock will be issued by Sterling Financial Corporation in connection with this transaction.

     The affiliation was completed pursuant to an Agreement and Plan of Reorganization dated February 10, 1999. Shareholders of Northeast
Bancorp, Inc. approved the Agreement at a Special Meeting of Shareholders held on June 15,1999. The Agreement provides for Northeast Bancorp, Inc. and The First National Bank of North East to become wholly-owned subsidiaries of Sterling Financial Corporation.

     John E. Stefan, President and Chief Executive Officer of Sterling Financial Corporation said, "We are extremely pleased to have The First National Bank of North East join our banking family, and are confident that the affiliation will be beneficial to the consumers and businesses in the Cecil
County, Maryland area. Additionally, we view this partnership as an opportunity for Sterling Financial Corporation to further support the ideals of community banking in another local marketplace. We will continue to support the deposit and lending initiatives of The First National Bank of North East, as well as look forward to introducing new financial products and services.
Sterling Financial Corporation is truly
gratified to become a part of the North East, Maryland community."

     "The affiliation will have a positive effect on the community because both organizations have the same personal service philosophy toward customers," said John E. Hughes, President of The First National Bank of North East. "Since The First National Bank of North East will operate as an independent community bank, our customers will continue to have the same familiar faces wait on them when conducting their banking transactions."

     As of June 15, 1999, Sterling Financial Corporation is a multi-bank holding company with two wholly-owned subsidiaries -- Bank of Lancaster County, N.A. and The First National Bank of North East. Total assets of Sterling Financial Corporation now exceed $1 billion. Bank of Lancaster County, N.A. serves its marketplace via a network of 30 community banking offices located throughout Lancaster County, Pennsylvania and one office in Chester County, Pennsylvania. The First National Bank of North East operates three full service banking offices and one drive-through facility in the Cecil County, Maryland.



June 15, 1999